Exhibit 10.24

M/s. Brooge Petroleum and Gas Investment Company FZC

P.O. Box. No. 50170, Fujairah,

United Arab Emirates,

Date	: 24/07/2014

Subject	:	Facility Offer Letter (Addendum)
Reference	:	CAD/100/14

Dear Sirs,

Reference to our Facility Offer Letter (Ref. No CAD/039/14 dated 06/04/2014) which has been already signed and accepted by you.

Please be informed that your request for extension of documentation and security perfection date from 06/07/2014 to 31/10/2014 has been approved.

This letter is an addendum to the above mentioned FOL. All other terms and conditions in the Facility Offer Letter remain unchanged.

National Bank of Abu Dhabi, PJSC-Islamic Banking Division

Signature:		Signature:

Date:	24/07/2014	Date:	24/07/2014

M/s. Brooge Petroleum and Gas Investment Company FZC

Signature:

Date:	24-07-2014

National Bank of Abu Dhabi PJSC | P.O. Box 40057 | Abu Dhabi | United Arab Emirates | Toll Free 800 23643